United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 26, 2022 (January 20, 2022)

Date of Report (Date of earliest event reported)

Technology & Telecommunication Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41229	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

C3-2-23A, Jalan 1/152, Taman OUG Parklane Off Jalan Kelang Lama Kuala Lumpur, Malaysia	58200
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 786 406 6082

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	TETE	The Nasdaq Stock Market LLC
Warrants	TETEW	The Nasdaq Stock Market LLC
Units	TETEU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated January 24, 2022 (the “Current Report”), on January 20, 2022, the Company consummated the IPO of 10,000,000 units (the “Units”), at an offering price of $10.00 per Unit. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The underwriters exercised their over-allotment option in full for an additional 1,500,000 Units at the time of the closing of the IPO. As a result, the aggregate gross proceeds of the IPO, including the over-allotment, are $115,000,000, prior to deducting underwriting discounts, commissions, and other IPO expenses.

As previously disclosed in the Current Report, simultaneously with the closing of the IPO, the Company consummated the private placement (the “Private Placement”) with initial shareholders of the Company of 532,500 units (the “Private Units”), at a purchase price of $10.00 per Private Unit, generating total proceeds of $5,325,000.

As of January 20, 2022, a total of $116,725,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public shareholders.

An audited balance sheet as of January 20, 2022 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet, dated January 20, 2022.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2022

TECHNOLOGY & TELECOMMUNICATION ACQUISITION CORPORATION

By:	/s/ Tek Che Ng
Name:	Tek Che Ng
Title:	Chief Executive Officer

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